UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08050

The Asia Tigers Fund, Inc.

1735 Market Street, 32nd Floor

      Philadelphia, PA 19103

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

         Philadelphia, PA 19103

Registrant’s telephone number, including area code: 866-839-5205

Date of fiscal year end: October 31

Date of reporting period: July 31, 2012

Item 1.	Schedule of Investments.

The Schedule of Investments is attached herewith.

The Asia Tigers Fund, Inc.

Portfolio of Investments
As of July 31, 2012 (unaudited)

No. of Shares	Description	Value
EQUITY SECURITIES-99.9%

CHINA-7.2%
Oil, Gas & Consumable Fuels-2.9%
1,202,000	PetroChina Co., Ltd.	$1,506,627

Wireless Telecommunication Services-4.3%
192,700	China Mobile, Ltd.	2,260,057

	Total China (cost $2,399,511)	3,766,684

HONG KONG-23.8%
Commercial Banks-0.7%
41,000	Wing Hang Bank, Ltd.	376,707

Distributors-1.8%
466,000	Li & Fung, Ltd.	920,618

Food & Staples Retailing-1.9%
95,400	Dairy Farm International Holdings, Ltd.	1,000,746

Industrial Conglomerates-4.8%
79,500	Jardine Strategic Holdings, Ltd.	2,497,095

Insurance-2.7%
400,000	AIA Group, Ltd.	1,405,599

Real Estate Management & Development-9.6%
420,000	Hang Lung Properties	1,494,835
85,000	Sun Hung Kai Properties, Ltd.	1,062,678
1,045,000	Swire Pacific, Ltd. B	2,444,492

		5,002,005

Semiconductors & Semiconductor Equipment-2.3%
92,100	ASM Pacific Technology, Ltd.	1,184,104

	Total Hong Kong (cost $11,533,406)	12,386,874

INDIA-13.6%
Automobiles-1.6%
22,500	Hero Motocorp, Ltd.	811,440

Commercial Banks-1.9%
57,706	ICICI Bank, Ltd.	996,872

Construction Materials-2.2%
38,000	Ultratech Cement, Ltd.	1,117,794

IT Services-3.1%
40,281	Infosys, Ltd.	1,613,268

Pharmaceuticals-0.9%
13,000	Glaxosmithkline Pharmaceuticals, Ltd.	491,143

Thrifts & Mortgage Finance-3.9%
164,000	Housing Development Finance Corp., Ltd.	2,030,280

	Total India (cost $7,284,401)	7,060,797

INDONESIA-1.5%
Household Products-1.5%
300,000	PT Unilever Indonesia Tbk (cost $647,673)	768,621

MALAYSIA-3.7%
Commercial Banks-2.4%
241,700	CIMB Group Holdings Bhd.	606,277
140,000	Public Bank Bhd. (Foreign)	643,298

		1,249,575

Tobacco-1.3%
35,000	British American Tobacco Bhd.	668,126

	Total Malaysia (cost $1,431,793)	1,917,701

PHILIPPINES-3.0%
Commercial Banks-1.5%
450,000	Bank of the Philippine Islands	782,609

Real Estate Management & Development-1.5%
1,500,000	Ayala Land, Inc.	785,124

	Total Philippines (cost $1,320,044)	1,567,733

SINGAPORE-22.6%
Aerospace & Defense-3.6%
700,000	Singapore Technologies Engineering, Ltd.	1,856,316

Airlines-1.8%
110,000	Singapore Airlines, Ltd.	936,998

Commercial Banks-8.0%
423,000	Oversea-Chinese Banking Corp., Ltd.	3,246,263
57,000	United Overseas Bank, Ltd.	916,104

		4,162,367

Diversified Telecommunication Services-3.3%
600,000	Singapore Telecommunications, Ltd.	1,726,133

Industrial Conglomerates-1.6%
90,300	Keppel Corp., Ltd.	811,278

Real Estate Management & Development-4.3%
239,000	City Developments, Ltd.	2,247,107

	Total Singapore (cost $9,322,743)	11,740,199

SOUTH KOREA-5.9%
Food & Staples Retailing-1.2%
2,660	E-Mart Co., Ltd.	618,755

Semiconductors & Semiconductor Equipment-4.7%
1,063	Samsung Electronics Co., Ltd.	1,230,706
1,700	Samsung Electronics Co., Ltd. Preferred	1,216,407

		2,447,113

	Total South Korea (cost $2,071,509)	3,065,868

TAIWAN-6.9%
Semiconductors & Semiconductor Equipment-4.6%
888,583	Taiwan Semiconductor Manufacturing Co., Ltd.	2,399,774

Wireless Telecommunication Services-2.3%
360,000	Taiwan Mobile Co., Ltd.	1,188,297

	Total Taiwan (cost $2,366,041)	3,588,071

THAILAND-4.8%
Construction Materials-2.1%
60,200	Siam Cement Public Co., Ltd. (Foreign)	667,614
43,000	Siam Cement Public Co., Ltd. NVDR (Foreign)	448,173

		1,115,787

Oil, Gas, & Consumable Fuels-2.7%
290,000	PTT Exploration & Production PCL (Foreign)	1,400,699

	Total Thailand (cost $2,876,522)	2,516,486

UNITED KINGDOM-6.9%
Commercial Banks-6.9%
170,000	HSBC Holdings PLC	1,439,192
8,522	HSBC Holdings PLC-ADR	356,220
78,000	Standard Chartered PLC	1,790,959

	Total United Kingdom (cost $3,408,409)	3,586,371

	Total Common Stock-99.9% (cost $44,662,052)	51,965,405

Principal Amount	Repurchase Agreement
REPURCHASE AGREEMENT-0.2%
UNITED STATES-0.2%
$114,995	State Street Bank, 0.01% dated 07/31/12, due 08/01/12, proceeds at maturity $114,996 (Collateralized by $112,700 U.S. Treasury Note, 1.5%, due 07/31/16, Market Value $117,384)(cost $114,995)	114,995

	Total Investments-100.1% (cost $44,777,047)	52,080,400

	Liabilities in Excess of Cash and Other Assets-(0.1%)	(34,969)

	Net Assets-100.0%	$52,045,431

Footnotes and Abbreviations

ADR	American Depository Receipts.
NVDR	Non-Voting Depository Receipts.

Supplemental Information to the Schedule of Investments

(a) Security Valuation - The Fund is required to value its securities at fair value which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are stated at estimated fair value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i) the last sales price prior to the time of determination if there was a sale on the date of determination,

(ii) the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii) the last available closing price if no bid or asked price is available on such date, if deemed representative of fair value.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated daily.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

For the period ended July 31, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical securities.

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or Investee Companies such as publicly traded prices, financial statements, capital statements.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. The Fund does not adjust the quoted price for Level 1 investments.

The following is a summary of the inputs used as of July 31, 2012, in valuing the Fund’s investments carried at value. Refer to the Portfolio of Investments for a detailed breakout of the security types.

Investments, at value	Level 1	Level 2	Level 3	Balance as of 7/31/2012
Financials	$22,624,616	$—	$—	$22,624,616
Information Technology	7,644,259	—	—	7,644,259
Industrials	6,101,687	—	—	6,101,687
Telecommunication Services	5,174,487	—	—	5,174,487
Consumer Staples	3,056,248	—	—	3,056,248
Energy	2,907,326	—	—	2,907,326
Materials	2,233,580	—	—	2,233,580
Consumer Discretionary	1,732,059	—	—	1,732,059
Health Care	491,143	—	—	491,143
Repurchase Agreement		114,995	—	114,995

Total	$51,965,405	$114,995	$—	$52,080,400

The Fund held no level 3 securities at July 31, 2012.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended July 31, 2012, there were no transfers between levels and no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest. The Fund held a repurchase agreement of $114,995 as of July 31, 2012.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividend and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Tax Cost - At July 31, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $44,887,429, $8,070,691, $(877,720) and $7,192,971, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

(g) Subsequent Events - Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures or adjustments were required to the report as of July 31, 2012.

Item 2.	Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Asia Tigers Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson, President
Principal Executive Officer

Date: September 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson, President
Principal Executive Officer

Date: September 27, 2012

By:	/s/ Andrea Melia
Andrea Melia, Treasurer
Principal Financial Officer

Date: September 27, 2012